Income Tax Status	12 Months Ended
Feb. 28, 2025
EBP 001 [Member]
EBP, Tax Status [Line Items]
Income Tax Status

NOTE 3 - INCOME TAX STATUS

The IRS has issued an opinion letter dated June 30, 2020 indicating that the prototype plan document adopted by the Plan, as then designed, qualifies under section 401(a) of the Internal Revenue Code (“IRS”). Although the Plan has been amended since receiving the determination letter, the Plan Administrator and the Plan’s tax counsel believe the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC, and therefore believe the Plan is qualified and the related trust is tax-exempt. The Plan has not received a determination letter specific to the Plan itself; however, the Plan Administrator believes that the Plan was designed and is being operated in compliance with the applicable requirements of the IRS. Therefore, no provision for income taxes has been included in the Plan’s financial statements.